                                                                EXHIBIT 99(A)(2)

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                                 DSI TOYS, INC.

                                       AT

                              $4.38 NET PER SHARE

                       PURSUANT TO THE OFFER TO PURCHASE,

                              DATED APRIL 21, 1999

                                       BY

                                   MVII, LLC

     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON TUESDAY, MAY 25, 1999 UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

          By Mail:              By Facsimile Transmission:     By Hand or Overnight Courier:

       40 Wall Street           (for Eligible Institutions            40 Wall Street
  New York, New York 10005                 Only)                        46th Floor
 (Attention: Corporate Trust          (718) 234-5001             New York, New York 10005
         Department)               Confirm by Telephone:        (Attention: Corporate Trust
                                      (718) 921-8200                    Department)
                                      1-800-937-5449

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of Shares (as defined below) of DSI Toys, Inc. (the "Tendering Shareholders") if certificates evidencing Shares ("Certificates") are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase (as defined below)) is used, if delivery of Shares is to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company (the "Depositary") at The Depositary Trust Company ("DTC") (a "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

Tendering Shareholders whose Certificates are not immediately available or who cannot deliver either their Certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 hereof. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     If more than 1,600,000 shares are validly tendered prior to the Expiration Date and not withdrawn, MVII, LLC (the "Purchaser") will, upon the terms and subject to the conditions of the Offer, accept such Shares for payment on a pro-rata basis, with adjustments to avoid purchases of fractional Shares, based upon the number of Shares validly tendered prior to the Expiration Date and not withdrawn. Because of the time required to determine the precise number of Shares validly tendered and not withdrawn, if proration is required, the Purchaser does not expect to announce the final results of proration until approximately eight trading days on the Nasdaq Small Cap Market after the Expiration Date. Preliminary results of proration will be announced by press release as promptly as practicable after the Expiration Date. Holders of Shares may obtain such preliminary information from the Depositary or the Information Agent, and also may be able to obtain such preliminary information from their brokers.

------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESSES OF REGISTERED HOLDER(S)         SHARE             NUMBER OF SHARES
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)      CERTIFICATE           REPRESENTED BY        NUMBER OF SHARES
       APPEAR(S) ON THE CERTIFICATES)              NUMBER(S)(1)        CERTIFICATE(S)(1)         TENDERED(2)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                   TOTAL SHARES
------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by holders of Shares delivering Shares by Book-Entry Transfer.
 (2) Unless otherwise indicated, it will be assumed that all Shares represented by Certificates delivered to the
     Depositary are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

Name of Tendering Institution: ----------------------------------------

Account Number: --------------------                 Transaction Code Number: --------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s): ----------------------------------------

Window Ticket Number (if any): ----------------------------------------

Date of Execution of Notice of Guaranteed Delivery: --------------------

Name of Institution which Guaranteed Delivery: --------------------

If delivered by book-entry transfer, check box:

[ ]  DTC

Account Number: --------------------                 Transaction Code Number: --------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to MVII, LLC, a California limited liability company (the "Purchaser"), the above-described shares of Common Stock, par value $.01 per share, of DSI Toys, Inc., a Texas corporation (the "Company"), at a price of $4.38 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 21, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase (and any amendments or supplements hereto or thereto, collectively) constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part or to one or more direct or indirect wholly-owned subsidiaries of the Purchaser, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering holders of the Shares ("Tendering Shareholders") to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all other Shares or other securities issued or issuable in respect of such Shares on or after April 21, 1999, (collectively, "Distributions") and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Shares (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, upon receipt by the Depositary as the undersigned's agent, of the purchase price with respect to such Shares, (ii) present such Shares (and any Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints each designee of the Purchaser as the proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Shares tendered hereby and accepted for payment and paid for by the Purchaser (and any Distributions), including, without limitation, the right to vote such Shares (and any Distributions) in such manner as each such proxy or his substitute shall, in his sole discretion, deem proper. All such proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the Shares tendered herewith. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares (and any Distributions) will, without further action, be revoked and no subsequent proxies may be given with respect thereto (and, if given, will be deemed ineffective). The designees of the Purchaser will, with respect to the Shares (and any Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned with respect to such Shares (and any Distributions) as they in their sole discretion may deem proper. The Purchaser reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, the Purchaser or its designees are able to exercise full voting rights and all other rights which inure to a record and beneficial holder with respect to such Shares (and any Distributions) including voting at any meeting of shareholders then scheduled.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustee in bankruptcy, personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Except as stated in the Offer to Purchase, this tender is irrevocable, provided that the Shares tendered pursuant to the Offer may be withdrawn prior to their acceptance for payment.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment and paid for by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Shares tendered hereby (and any Distributions) will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions issued to the undersigned on or after April 21, 1999 in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by the Purchaser in its sole discretion.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser with respect to such Shares upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     The undersigned understands that if more than 1,600,000 shares are validly tendered prior to the expiration of the Offer and not validly withdrawn in accordance with Section 4 of the Offer to Purchase, Shares so tendered and not validly withdrawn shall be accepted for payment on a pro rata basis, with appropriate adjustments to avoid the purchase of fractional shares, according to the number of Shares validly tendered and not withdrawn by the Expiration Date.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the purchase price and/or return any such Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with respect to any Shares not accepted for payment. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
     To be completed ONLY if Certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility, other than to the account indicated above.

Issue (check appropriate box(es)):

[ ]  Check to:
[ ]  Certificate(s) to:

Name:
-------------------------------------------

Address:
-------------------------------------------

-------------------------------------------
           (include Zip Code)

-------------------------------------------
(Tax Identification or Social Security No.)
                           (SEE SUBSTITUTE FORM W-9)

[ ] Credit unpurchased Shares delivered by book-entry transfer to the DTC Book-Entry Transfer Facility account.

-------------------------------------------
            DTC Account Number

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if Certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail (check appropriate box(es)):

[ ]  Check to:
[ ]  Certificate(s) to:

Name:
-------------------------------------------

Address:
-------------------------------------------

-------------------------------------------
           (include Zip Code)

-------------------------------------------
(Tax Identification or Social Security No.)

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange (registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), by a member firm of the National Association of Securities Dealers, Inc. (the "NASD"), by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" (bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc. (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered hereby are tendered (i) by the registered holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of such Shares who has completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" herein or (ii) for the account of an Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or Certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by Tendering Shareholders if Certificates evidencing Shares are to be forwarded herewith or if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a Tendering Shareholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery of Shares, and any other required documents, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date and either (i) Certificates for tendered Shares must be received by the Depositary at one of such addresses on or prior to the Expiration Date or
(ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary on or prior to the Expiration Date or (b) the Tendering Shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

     Tendering Shareholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer on or prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution,
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) the Certificates representing all tendered Shares in proper form for transfer, or a Book-Entry Confirmation with respect to all tendered Shares, together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq Small Cap Market trading days after the date of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq Small Cap Market operated by the NASD is open for business. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) must accompany each such delivery.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All Tendering Shareholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. If fewer than all of the Shares represented by any Certificates delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Certificate for the remainder of the Shares that were evidenced by your old certificate(s) will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or instruments of Transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority to so act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not purchased are to be issued or returned, to a person other than the registered holder(s). Signatures on such Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by the Certificate(s) listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear on the Certificate(s). Signatures on such Certificate(s) or instruments of transfer must be guaranteed by an Eligible Institution.

     6. Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such persons) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. The term "transfer tax" does not include any state or federal income tax that may be required to be paid by a Tendering Shareholder due to such Tendering Shareholder reporting the income from the contemplated transaction.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check and/or Certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. If any tendered Shares are not purchased for any reason and such Shares are delivered by Book Entry Transfer Facility, such Shares will be credited to an account maintained at the appropriate Book Entry Transfer Facility.

     8. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below and requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or brokers, dealers, commercial banks and trust companies and such materials will be furnished at the Purchaser's expense.

     9. Waiver of Conditions. The conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time or from time to time, in the Purchaser's reasonable discretion.

     10. Backup of Withholding Tax. Each Tendering Shareholder is required, unless an exemption applies, to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below and to certify that the shareholder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the Tendering Shareholder to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The Tendering Shareholder should indicate in the box in Part III of the Substitute Form W-9 if the Tendering Shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Tendering Shareholder has indicated in the box in Part III that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price, if any, made thereafter pursuant to the Offer until a TIN is provided by the Depositary.

     11. Lost or Destroyed Certificates. If any Certificate(s) representing Shares has been lost or destroyed, the holders should promptly notify the Company's transfer agent, American Stock Transfer & Trust Company. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a Tendering Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such Tendering Shareholder's correct TIN on Substitute Form W-9 below. If such Tendering Shareholder is an individual, the TIN is his Social Security number. If the Tendering Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Tendering Shareholder should so indicate on the Substitute Form W-9. See Instruction 10. If the Depositary is not provided with the correct TIN, the Tendering Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. Moreover, if the Tendering Shareholder makes a false statement with no reasonable basis that results in no back-up withholding the Tendering Shareholder is subject to a $500 Civil Penalty. Criminal penalties may apply for willfully falsifying certifications. In addition, payments that are made to such Tendering Shareholders with respect to Shares purchased pursuant to the Offer may be subject to backup federal income tax withholding.

     Certain Tendering Shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Tendering Shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Forms for such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Tendering Shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                         PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup federal income tax withholding with respect to payment of the purchase price for Shares purchased pursuant to the Offer, a Tendering Shareholder must provide the Depositary with his correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Tendering Shareholder is awaiting a TIN) and that
(1) such Tendering Shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Tendering Shareholder that he is no longer subject to backup withholding.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

     The Tendering Shareholder is required to give the Depositary the Social Security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Tendering Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for in the TIN in Part III, and sign and date the Substitute Form W- 9. If "Applied For" is written in Part III and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price made thereafter until a TIN is provided to the Depositary.

                                   IMPORTANT
            TENDERING SHAREHOLDER: SIGN HERE AND COMPLETE SUBSTITUTE
                              FORM W-9 ON REVERSE

--------------------------------------------------------------------------------
                     (Signatures of Tendering Shareholders)

Dated:
--------------------- , 1999

     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (See Instruction 5)

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Indicate Zip Code)

Area Codes and Telephone No.:
------------------------------------------------------------------------------
                                     (Home)

--------------------------------------------------------------------------------
                                   (Business)

Taxpayer Identification or Social Security No.:
--------------------------------------------------------------------------------
                                      (Complete Substitute Form W-9 on Reverse)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature(s):
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.:
--------------------------------------------------------------------------------

Dated:
--------------------- , 1999

             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

----------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                      PART I -- PLEASE PROVIDE YOUR TIN IN THE   PART III -- Social Security Number
  FORM W-9                        BOX AT RIGHT AND CERTIFY BY SIGNING AND    OR Employer Identification Number
                                  DATING BELOW                               -------------------------------
                                                                             (if awaiting TIN write "Applied For")
                                 ----------------------------------------------------------------------------------
  DEPARTMENT OF THE               PART II -- For Payees Exempt Backup Withholding see the enclosed Guidelines
  TREASURY INTERNAL               for Certification of Taxpayer Identification Number on Substitute
  REVENUE SERVICE                 Form W-9 and complete as instructed therein.
  PAYER'S REQUEST FOR             Certification -- Under penalties of perjury, I certify that:
  TAXPAYER
  IDENTIFICATION                  (1) The Number shown on this form is my correct Taxpayer Identification Number
  NUMBER ("TIN")                  (or I am waiting for a number to be issued to me); and
                                  (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                  Certificate Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
                                  Guidelines.)

                                 --------------------------------------------------------------------------------

                                 NAME -------------------------------------------------------------------------
                                                                  (Please Print)

                                 SIGNATURE ----------------------------------------------   DATE-------------
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TIN.

             CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all payments of the Offer Price made to me thereafter will be withheld until I provide a number.

SIGNATURE  DATE

                     The Information Agent for the Offer is
                           [MACKENZIE PARTNERS LOGO]
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (call collect)
                                       or
                          Call toll free: 800-322-2885

                      The Dealer Manager for the Offer is
                          [SOUTHWEST SECURITIES LOGO]
                          1201 Elm Street, Suite 3500
                              Dallas, Texas 75270
                        1-888-338-1300 (call toll free)